SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    June 17, 2004

          Eye Care International, Inc.
(Exact Name of Registrant Specified in Charter)

Delaware	0-27889	59-3206480
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1511 North Westshore Boulevard, Suite 925
Tampa, Florida	33607
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:         (813) 289-5552

  Item 9.               Regulation FD Disclosure

            On June 17, 2004, Eye Care International, Inc. issued a press release announcing the completion of the acquisition of Self Funding Alternatives.  A copy of the press release is attached hereto as Exhibit 99.1

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EYE CARE INTERNATIONAL, INC. By: /s/ James L. Koenig James L. Koenig Senior Vice President and Chief Financial Officer

Dated:  June 23, 2004

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Press release of Eye Care International, Inc. dated June 17, 2004.